SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event Reported):
                                  October 21, 2004

                             1-800-FLOWERS.COM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                           Delaware 0-26841 11-3117311
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            (State or Other Jurisdiction of (Commission File Number)
             (I.R.S. Employer Identification Incorporation) Number)

                               1600 Stewart Avenue
                            Westbury, New York 11590
                                 (516) 237-6000
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             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)


The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of 1-800-FLOWERS.COM, Inc. under the Securities Act of 1933, as amended.


Item 7. Financial Statements and Exhibits.


        The following exhibit is furnished as part of this report:

99.1
Press release of 1-800-FLOWERS.COM, Inc., dated October 21, 2004, announcing results of operations and financial condition for its fiscal 2005 first quarter ended September 26, 2004.

Item 9. Regulation FD Disclosure


On October 21, 2004, 1-800-FLOWERS.COM, Inc. announced its results of operations and financial condition for its fiscal 2005 first quarter ended September 26, 2004. Attached hereto as Exhibit 99.1 is a copy of the press release. In accordance with SEC Release No. 33-8216, the information included in this section is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and compliance with the Item 12 requirement is met by including such disclosure under this Item 9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   1-800-FLOWERS.COM, INC.


DATE:  October 29, 2004            By: /s/ William E. Shea
                                   -------------------
                                   William E.Shea
                                   Chief Financial Officer
                                   Senior Vice-President-Finance
                                   and Administration





                                   Exhibit Index


Exhibit
Number      Description

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99.1        Press release of 1-800-FLOWERS.COM,  Inc., dated October 21, 2004, announcing results of operations and financial condition for its fiscal 2005 first quarter ended September 26, 2004.